Summary Prospectus                                           August 1, 2010 (supplemented through February 4, 2011)

Quant Quality Fund                                           Ordinary Shares: USBOX  Institutional Shares: QGIAX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.quantfunds.com. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@quantfunds.com. The current prospectus and statement of additional information dated August 1, 2010, supplemented January 27, 2010 and February 4, 2011, are incorporated by reference into this summary prospectus.

Investment Objective: Long-term growth of capital.

Fee Table and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.53%	0.50%
Total Annual Fund Operating Expenses	1.78%	1.50%
Fee Waiver**	(0.15%)	(0.15%)
Total Annual Fund Operating Expenses After Fee Waiver	1.63%	1.35%

*The expense information in the table has been restated to reflect current fees.
** The Manager has agreed until July 31, 2012 to waive 0.15% of its management fee if the Fund’s average daily net assets are up to $100 million and 0.25% of its management fee if the Fund’s average daily net assets are $100 million or more.  The Fund’s board has the right to terminate this arrangement in its discretion.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$166	$546	$950	$2,082
Institutional Class	$137	$459	$804	$1,778

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may results in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 191% of the average value of its portfolio for each class.  The Fund’s revised investment strategy is expected to generate significantly less portfolio turnover.

Principal Investment Strategies

Under normal market conditions, the Quality Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of U.S. issuers.  The Fund mainly invests in stocks of large companies generally with greater than $1 billion in market capitalization, at time of purchase.  However, there is no minimum market capitalization for companies whose securities the Fund may purchase.

To manage the Fund’s portfolio, the Fund’s investment manager, in consultation with the Fund’s subadvisor, periodically selects a portfolio of securities organized as a mutual fund (the “target portfolio”) and then purchases and sells Fund assets such that the Fund’s portfolio generally holds the same securities and in the same percentages as the target portfolio as of the end of the target portfolio’s most recent fiscal quarter.  In order for a mutual fund to be a potential target portfolio, the mutual fund must:
•	Invest principally in stocks of large US companies;
•	Be required to disclose publicly within 60 days of its quarter end its portfolio holdings as of the end of the quarter;
•	Be managed by an investment adviser that is unaffiliated with the Fund’s investment manager or subadvisor; and
•	Typically, allow only very large institutional investors to invest directly in the target portfolio.

In selecting a target portfolio for the Fund, the Fund’s investment manager considers, among other things, whether the:

•	Target portfolio may be easily replicated by the Fund;
•	The Fund’s purchases and sales of portfolio securities may potentially impact the management of the target portfolio;
•	Target portfolio’s investment objective and investment policies are compatible with the Fund’s investment objective and investment policies;
•	Target portfolio historically has a low rate of turnover;
•	Target portfolio historically has had strong performance;
•	Target portfolio’s investment adviser has a solid reputation within the financial services industry; and
•	Target portfolio’s investment adviser generally uses a quantitative investment approach to manage the target portfolio.

If the Fund’s assets significantly increase, the Fund may select more than one target portfolio.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. Below are the principal risks of investing in the Fund.

Market

The risk that movements in the securities markets or changes in the financial market conditions, such as interest rates, will adversely affect the price of a Fund’s investments, regardless of how well the companies in which the Fund invests perform.

Equity Securities

The value of equity securities, such as common stocks and preferred stocks, may decline or fail to appreciate as expected. Such decline may be due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income investments.

Foreign Securities

From time to time, a target portfolio may invest in non-U.S. securities.  Investment by the Fund in non-U.S. securities, including American Depository Receipts (ADRs), are subject to certain risks, which may include: adverse currency movements, different accounting, auditing and financial reporting standards; adverse political and economic developments, including tax increases; limited legal recourse; unreliable or untimely information; higher trading costs, brokerage commissions and custodial fees; higher volatility and lower liquidity.

Difficulty in Comparing Fund Performance with Target Portfolio Performance

Fund performance typically does not mirror the target portfolio’s performance.  Among other things, the holdings of the target portfolio may change significantly during the period between the end of a quarter and the time when those changes are publicly disclosed.  At such times, it is likely that the Fund is unaware of the changes, and as a result, may not be able to avoid a loss or benefit from a repositioning of its portfolio that has been anticipated by the target portfolio’s investment adviser.  In addition, the target portfolio typically has lower expenses relative to its assets than the Fund.

Inability to Conduct Due Diligence on Target Portfolio’s Investment Adviser

Neither the Fund’s investment manager nor subadvisor has an agreement with the target portfolio’s investment adviser.  As a result, they may be able to perform only limited due diligence on the investment adviser to determine, among other things, whether the investment adviser is adhering to the target portfolio’s investment guidelines and whether the risks disclosed in the target portfolio’s offering documents (e.g., its prospectus and statement of additional information) reflect the risks of the target portfolio.

Potential Impact on Target Portfolio

The Fund’s purchases and sales of securities for its own portfolio may adversely impact the management of the target portfolio and thus, the Fund itself.

Accuracy of Target Portfolio Information

The Fund relies on the target portfolio to disclose publicly accurate information about its portfolio holdings on or before the deadlines required for such disclosure.  Any failure by the target portfolio to file accurate and timely portfolio information could affect the performance of the Fund.

Non-Diversification

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a greater negative effect on the Fund.

Securities Lending Risk

Securities lending involves two primary risks “investment risk” and “borrower default risk.” Investment risk is the risk that the fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Performance

The following bar charts and tables provide some indication of the risks of investing in a Fund by showing changes in each Fund’s performance over time. The tables also compare a Fund’s performance to a broad measure of market performance that reflects the type of securities in which the Fund invests. Past performance does not necessarily indicate how the Fund will perform (before and after taxes) in the future. On January 27, 2011, the Fund changed its name to its current name, its investment strategy to its current strategy and its Advisor to Columbia Partners, L.L.C., Investment Management.  Performance shown for periods prior to January 27, 2011 does not reflect the new investment strategy.  Updated performance information is available at www.quantfunds.com.*

*Prior to November 2006, the Fund was called Quant Growth and Income Fund and SSgA Funds Management, Inc. served as Advisor to the Fund. On November 1, 2006, the Fund changed its name to Quant Long/Short Fund, and its principal investment strategy.  On January 2, 2008, the Fund changed is its Advisor to Analytic Investors, LLC (“Analytic”).

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

The calendar year-to-date return of the Ordinary Shares of the Fund as of 12/31/2010 is 7.10%

Best Quarter:	Q2 2009	15.53%
Worst Quarter:	Q4 2008	–23.84%

Average Annual Total Returns for the periods ended December 31, 2009

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	20.75%	–2.31%	–5.14%
Ordinary Shares After Taxes on Distributions	20.71%	–2.43%	–5.73%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	13.54%	–1.91%	–4.32%
Institutional Shares Before Taxes	20.51%	–2.21%	–4.86%
S&P 500 Index	26.46%	0.42%	–0.95%

After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

The Fund is managed by Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors. The Fund is sub-advised by Columbia Partners, L.L.C., Investment Management.

Investment Team	Fund Experience
Robert A. von Pentz, CFA	Portfolio Manager since January 2011

Buying and Selling Fund Shares

You may buy or sell shares of the Fund on any business day by contacting the Quant Funds, through mail or by phone, or through your broker or financial intermediary. Generally, purchase and redemption orders of Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum	Contact Information
Ordinary Class: $2,500 or	Mail:	Quant Funds
Ordinary Class Retirement Accounts: $1,000		Attention: Transfer Agent
55 Old Bedford Road
Institutional Class: $1,000,000		Lincoln, MA 01773
Telephone: 1-800-326-2151
Ongoing Investment Minimum	Website: www.quantfunds.com
Both Classes: 50 shares

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s internet site for more information.